                                                                    EXHIBIT 10.3
                                                                    ------------

                       BENCHMARQ Microelectronics, Inc.
                            1989 STOCK OPTION PLAN
                (Amended and Restated as of September 18, 1996)

     1.   Purposes of the Plan.  The purposes of the Plan are to attract and
          --------------------
retain the best available personnel for positions of substantial responsibility, to provide additional incentives to all the Employees and Consultants of the Company and to promote the success of the Company's business. It is intended that each option granted hereunder will either qualify as an "incentive stock option", as defined in Section 422A(b) of the Code, or be a "non-statutory stock option."

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

     (a)  "Board" shall mean the Committee, if one has been appointed, or the
           -----
Board of Directors of the Company, if no Committee has been appointed.

     (b)  "Book Value" means the excess of the value of the assets of an entity
           ----------
over the liabilities of such entity (determined in accordance with United States generally accepted accounting principles, consistently applied).

     (c)  "Change in Control" shall mean, (i) the occurrence of an event of a
           -----------------
nature that would be required to be reported by the Company in response to Item 1 of a Current Report on Form 8-K (or any successor to such form) promulgated pursuant to the Exchange Act; provided, without limitation, such a Change in Control shall be deemed to have occurred if (A) any Person or Group (other than (I) the Company, (II) any wholly-owned Subsidiary of the Company, (III) any employee benefit plan, including, without limitation, an employee stock ownership plan, established by the Company or any wholly-owned Subsidiary of the Company or (IV) any trustee or other fiduciary holding securities under any employee benefit plan established by the Company or any wholly-owned Subsidiary of the Company), becomes the "beneficial owner" (as defined in Rule 13d-3 (or any successor to such rule) promulgated under the Exchange Act), directly or indirectly, of securities of the Company or any Material Subsidiary of the Company representing fifty percent (50%) or more of the combined voting power of the Company's or such Material Subsidiary's then outstanding securities or (b) during any period of twenty-four (24) months, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election by the Board or the nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such twenty-four (24) month period or whose election or nomination for election was previously so approved; (ii) a merger, consolidation or conversion involving the Company is consummated, other than a merger, consolidation or conversion that would result in the holders of voting securities of the Company outstanding immediately prior thereto owning (directly or indirectly) not less than fifty percent (50%) of the combined voting power of the voting securities of the surviving or resulting entity outstanding immediately after such merger, consolidation or conversion, (iii) the stockholders of the Company approve a plan of complete liquidation of the Company (iv) an agreement for the sale or other disposition of all or substantially all of the Company's assets (evaluated on a consolidated basis, without regard to whether the sale or disposition is effected via a sale or disposition of assets of the Company, the sale or disposition of the securities of one or more Subsidiaries of the Company or the sale or disposition of the assets of one or more Subsidiaries of the Company) is consummated, (v) the Company issues securities in an exchange of securities, other than an exchange of securities (including all related exchanges of securities) that would result in the holders of voting securities of the Company outstanding immediately prior thereto continuing to own not less than fifty percent (50%) of the combined voting power of the voting securities of the Company to be outstanding immediately subsequent to such exchange of securities or (vi) the stockholders of the Company are issued securities in an exchange of securities, other than an exchange of securities (including all related exchanges of securities) that would result in the holders of voting securities of the Company outstanding immediately prior thereto owning not less than fifty percent (50%) of the combined voting power of the voting securities (which are to be outstanding immediately subsequent to such exchange of securities) of the issuer of the securities issued in such exchange of securities.

     (d)  "Code" shall mean the Internal Revenue Code of 1986, as amended, and
           ----
any successor legislation thereto.

     (e)  "Committee" shall mean the Committee appointed by the Board of
           ---------
Directors in accordance with Section 4(a) of the Plan, if one is appointed.

     (f)  "Common Stock" shall mean the common stock, par value $0.001 per
           ------------
share, of the Company.

     (g)  "Company" shall mean BENCHMARQ Microelectronics, Inc., a Delaware
           -------
corporation.

     (h)  "Consultant" shall mean any Person who or which is engaged by the
           ----------
Company or any Parent or Subsidiary of the Company to render consulting services and is compensated for such consulting services.

     (i)  "Continuous Status as an Employee" shall mean the absence of any
           --------------------------------
interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted while an Employee is on sick leave, military leave or any other leave of absence approved by the Board, if the period of such leave does not exceed 90 days, or, if longer, so long as the Employee's right to reemployment with the Company or any Parent or Subsidiary is guaranteed either by statute or contract.

     (j)  "Corporate Transaction" shall mean any recapitalization (other than a
           ---------------------
transaction within the scope of Section 11(a)), merger, consolidation or conversion involving the Company or any exchange of shares involving the Common Stock.

     (k)  "Corporate Transaction Consideration"  shall have the meaning set
           -----------------------------------
forth in Section 11(c) of the Plan.

     (l)  "Employee" shall mean any individual, including an officer or
           --------
director, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     (m)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, and any successor legislation thereto.

     (n)  "Expiration Date" shall mean the date on which the term of an Option
           ---------------
expires.

     (o)  "Group" shall have the meaning ascribed to such term in Section 13(d)
           -----
of the Exchange Act.

     (p)  "Incentive Stock Option" shall mean an option granted under the Plan
           ----------------------
that is intended to qualify as an incentive stock option within the meaning of
Section 422A(b) of the Code.

     (q)  "Material Subsidiary" shall mean any Subsidiary of which the Book
           -------------------
Value or fair market value (whichever is greater) constitute fifty percent (50%) or more of the Book Value of the Company. The fair market value of a Subsidiary will be determined in good faith by the Board.

     (r)  "Non-Statutory Stock Option" shall mean an option granted under the
           --------------------------
Plan that does not (whether at the time of grant or thereafter) qualify as an Incentive Stock Option.

     (s)  "Option" shall mean an option which is granted pursuant to the Plan to
           ------
purchase Shares.

     (t)  "Optioned Stock" shall mean the Shares subject to an Option.
           --------------

     (u)  "Optionee" shall mean an Employee or Consultant to whom an Option has
           --------
been granted.

     (v)  "Parent" shall mean a "parent corporation", whether now or hereafter
           ------
existing, as defined in Section 425(e) of the Code.

     (w)  "Person" shall mean any individual, employee benefit plan,
           ------
corporation, trust, partnership, joint venture, limited liability company or other business entity.

     (x)  "Permitted Modification" shall be deemed to be any modification of an
           ----------------------
Option which is made in connection with a Corporate Transaction and which provides that subsequent to the consummation of the Corporate Transaction (A) the exercise price of such Option will be proportionately adjusted to reflect the exchange ratio applicable to the particular Corporate Transaction and/or (B) the nature and amount of consideration to be received upon exercise of the Option will be the same (on a per share basis) as was received by persons who were holders of Shares immediately prior to the consummation of the Corporate Transaction.

     (y)  "Plan" shall mean this 1989 Stock Option Plan.
           ----

     (z)  "Share" shall mean a share of Common Stock.
           -----

     (aa) "Subsidiary" shall mean a "subsidiary corporation", whether now or
           ----------
hereafter existing, as defined in Section 425(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to provisions of Section 11 of the
          -------------------------
Plan, the aggregate number of Shares which may be optioned and sold under the Plan is 823,232 (after giving effect to all exercises of Options prior to September 18, 1996). The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grants under the Plan.

     4.   Administration of the Plan.
          --------------------------

     (a)  Procedure.  The Plan shall be administered by the Board of Directors
          ---------
of the Company; provided, however, the Board of Directors may appoint a Committee consisting of not less than three members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused and remove all members of the Committee, and thereafter directly administer the Plan. Members of the Board who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him. So long as the Company has equity securities registered pursuant to
Section 12 of the Exchange Act, the Plan shall be administered in accordance with the requirements of Rule 16b-3 promulgated under the Exchange Act.

     (b)  Powers of the Board.  Subject to the provisions of the Plan, the Board
          -------------------
shall have the authority, in its discretion: (i) to grant Options; (ii) to determine, in accordance with Section 8(b) of the Plan, the fair market value per Share of the Common Stock; (iii) to determine, in accordance with Section 8(a) of the Plan, the exercise price per Share at which Options may be exercised; (iv) to determine the Employees and Consultants to whom, and the time or times at which, Options shall be granted, the number of Shares to be represented by each Option and whether such Options shall be Incentive Stock Options, Non-Statutory Stock Options or any combination thereof; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, to modify or amend any outstanding Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any outstanding option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     (c)  Effect of Board's Decision.  All decisions, determinations and
          --------------------------
interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     5.   Eligibility.
          -----------

     (a)  Grant of Options.  Incentive Stock Options may be granted only to
          ----------------
Employees. Non-Statutory Stock Options may be granted to either Employees or Consultants. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

     (b)  No Right of Employment.  The Plan shall not confer upon any Optionee
          ----------------------
any right with respect to continuation of employment by, or consulting relationship with, the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time.

     (c)  Limitation Upon Incentive Stock Options.  Subject to the provisions of
          ---------------------------------------
this Section 5, to the extent that the aggregate fair market value of Shares with respect to which Incentive Stock Options (determined without regard to the provisions of this Section 5) are exercisable for the first time by any Employee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such Options shall be treated as Options that are Non-Statutory Stock Options. For purposes of this
Section 5(c), which shall be applied by taking Options into account in the order in which they were granted, the fair market value of any Shares shall be determined as of the time the Option with respect to such Shares is granted.

     6.   Term of Plan.  The Plan shall become effective upon the date of its
          ------------
adoption by the Board of Directors or, if earlier, the date of its approval by vote of the holders of a majority of the outstanding Shares entitled to vote on the adoption of the Plan. It shall continue in effect for a term of ten (10) years from such date, unless sooner terminated under Section 12 of the Plan.

     7.   Term of Option.  The term of each Option shall be ten (10) years from
          --------------
the date of grant thereof or such shorter term as may be determined by the Board. However, in the case of any Incentive Stock Option granted to an Employee who, at the time of grant, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of such Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be determined by the Board.

     8.   Exercise Price and Method of Payment.
          ------------------------------------

     (a)  Exercise Price.  The per Share exercise price for the Shares to be
          --------------
issued pursuant to exercise of an Option shall be such price as is determined by the Board, but in the case of an Incentive Stock Option, such price shall not be less than 100% (or, in the case of an Incentive Stock Option granted to an Employee who, at the time of grant, owns stock representing more than ten (10%) percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, 110%) of the fair market value per Share on the date such Option was granted.

     (b)  Fair Market Value.  For purposes of the Plan, the term "fair market
          -----------------
value" on any date shall mean (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock on the composite tape, as published in the Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date or, if there is no trading in Shares on such date, then the closing price of the Common Stock as quoted on such composite tape on the next preceding date on which there was trading in such Shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange, then the closing price of the Common Stock as quoted on the National Market System of the National Association of Securities Dealers, Inc. ("NASD");
(iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or the National Market System of the NASD, the mean between the bid and asked price for the Common Stock on such date, as furnished by the NASD through NASDAQ or a similar organization if NASDAQ is no longer reporting such information; or (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange or the National Market System of the NASD and if bid and asked prices for the Common Stock are not so furnished by the NASD or a similar organization, the values established by the Board for purposes of granting Options under the Plan. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

     (c)  Payment.  Payment for Shares issuable upon exercise of an Option shall
          -------
be made in cash, or by check, promissory note, or if authorized by the Board, by delivery of other Shares having a fair market value on the date of delivery equal to the aggregate exercise price of the Shares as to which said Option is being exercised, or by any combination of such methods of payment or by any other method of payment as may be permitted under applicable law and as may be authorized by the Board.

     9.   Exercise of Option.
          ------------------

     (a)  Procedure for Exercise; Rights as a Stockholder.  Any Option granted
          -----------------------------------------------
hereunder shall be exercisable at such times under such conditions as shall be determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any form of consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date as of which the stock certificate is issued, except as provided in Section 11 of the Plan. Each exercise of an Option shall reduce, pro tanto, the total number of Shares that may thereafter be purchased under such Option. Subject to the provisions of
Section 5(c), in no event shall the exercise of an Incentive Stock Option by an Employee have any effect on the exercise of any Non-Statutory Stock Options granted to such Employee, nor shall the exercise of a Non-Statutory Stock Option have any effect on the exercise of any Incentive Stock Options granted to such Employee.

     (b)  Termination of Status as an Employee.  If an Optionee ceases to be an
          ------------------------------------
Employee, he may, but only prior to the earlier of (i) the close of business on the Expiration Date or (ii) the close of business on the last day of the period ending thirty (30) days after the date he ceases to be an Employee, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at such date, or does not exercise it within the time specified herein, the option shall terminate.

     (c)  Disability of Employee.  Notwithstanding the provisions of Section
          ----------------------
9(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Code), he may, but only prior to the earlier of (i) the close of business on the Expiration Date or (ii) the close of business on the last day of the period ending twelve (12) months from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at such date, or if he does not exercise it within the time specified herein, the Option shall terminate.

     (d)  Death of Employee.  Notwithstanding the provisions of Section 9(b)
          -----------------
above, upon the death of an Employee, any Option held by him shall terminate and be of no further effect, except as provided below:

          (i) If the Employee's death occurs during the term of the Option and, at the time of his death, the Employee was an Employee of the Company and had been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time prior to the earlier of
     (A) the close of business on the Expiration Date or (B) the close of business on the last day of the period ending twelve (12) months following the date of the Employee's death, by the Employee's estate or by the person who acquired the right to exercise the Option by bequest or inheritance, but only as to the number of Shares subject to the Option as to which the right to exercise had accrued to the Employee at the date of death.

          (ii) If the Employee's death occurs within thirty (30) days after the termination of his Continuous Status as an Employee, the Option may be exercised, at any time prior to the earlier of (A) the close of business on the Expiration Date or (B) the close of business on the last day of the period ending three (3) months following the date of the Employee's death, by the Employee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     (e)  Death, Disability or Termination of Consultants.  Options granted
          -----------------------------------------------
under the Plan to Consultants may contain such terms and conditions with respect to the death or disability of a Consultant or the termination of a Consultant's consulting relationship with the Company as the Board deems necessary or appropriate. Such terms and conditions will be set forth in the option agreement referenced in Section 15 of the Plan.

     (f)  Vesting and Exercise of Vested Options.  Each Option granted pursuant
          --------------------------------------
to the Plan may only be exercised to the extent that the Optionee is vested in such Option. Each Option shall vest separately in accordance with the option vesting schedule determined by the Board, which will be incorporated into the option agreement entered into between the Company and such Optionee. The option vesting schedule may be accelerated if, in the sole discretion of the Board, the acceleration of the option vesting schedule would be in the best interests the
Company.   Upon the occurrence of a Change in Control, all Options which have not previously been terminated, exercised or cancelled shall become fully vested and immediately exercisable.

     10.  Non-Transferability of Options.  No Option granted hereunder may be
          ------------------------------
sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. Any Option granted hereunder may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  Adjustments Upon Changes in Capitalization or Merger.
          ----------------------------------------------------

     (a)  Reorganizations.  Subject to any required action by the stockholders
          ---------------
of the Company, the number of Shares covered by each outstanding Option, and the aggregate number of Shares which have been authorized for issuance under the Plan, as well as the exercise price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

     (b)  Dissolution/Liquidation.  In the event of the dissolution or
          -----------------------
liquidation of the Company, each Option shall terminate as of a date to be fixed by the Board; provided, however, that not less than thirty (30) days' written notice of the date so fixed shall be given to each Optionee. During such period each Option which has not previously been terminated, exercised or cancelled will fully vest and become exercisable (subject to the expiration of the term of such Option), notwithstanding the vesting schedule set forth in the option agreement evidencing the grant of such Option or any performance based restrictions. Upon the date fixed by the Board, any unexercised Option shall terminate and be of no further effect.

     (c)  Corporate Transactions in which the Common Stock Remains Outstanding.
          --------------------------------------------------------------------
If a Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the Persons who were holders of Shares immediately prior to the consummation of such Corporate Transaction do not receive any securities or other property ("Corporate Transaction Consideration") as a result of such Corporate Transaction and continue to hold solely the shares of Common Stock held by them immediately prior to the consummation of such Corporate Transaction, the Options will remain outstanding and will continue in full force and effect (without any modification) following the consummation of such Corporate Transaction.

     (d)  Corporate Transactions in which the Common Stock Does Not Remain
          ----------------------------------------------------------------
Outstanding.  If a Corporate Transaction is consummated and immediately
-----------
following the consummation of such Corporate Transaction, the Persons who were holders of Shares immediately prior to the consummation of such Corporate Transaction do receive Corporate Transaction Consideration as a result of such Corporate Transaction or do not continue to hold solely the shares of Common Stock held by them immediately prior to the consummation of such Corporate Transaction, the terms and conditions of the Options will be modified as follows:

          (i) If the documentation pursuant to which a Corporate Transaction will be consummated provides for the assumption by the entity issuing Corporate Transaction Consideration to the Persons who were the holders of Shares immediately prior to the consummation of such Corporate Transaction of the Options granted pursuant to the Plan without any modification or amendment (other than Permitted Modifications), such Options will remain outstanding and will continue in full force and effect, subject to the Permitted Modifications, following the consummation of such Corporate Transaction.

          (ii) If the documentation pursuant to which a Corporate Transaction will be consummated does not provide for the assumption by the entity issuing Corporate Transaction Consideration to the Persons who were the holders of Shares immediately prior to the consummation of such Corporate Transaction of the Options granted pursuant to the Plan without any modification or amendment (other than Permitted Modifications), all vesting restrictions (performance based or otherwise) will accelerate and the holders of such Options may (subject to the expiration of the term of such Options) exercise such Options without regard to such vesting restrictions during the ten (10) day period immediately preceding the consummation of such Corporate Transaction. For purposes of the immediately preceding sentence, all performance based goals will be deemed to have been satisfied in full. The Company will provide each Optionee with reasonable notice of the termination of such vesting restrictions and the impending termination of such Options. Upon the consummation of such a Corporate Transaction, all unexercised Options will automatically terminate and cease to be outstanding.

     12.  Amendment and Termination of the Plan.
          -------------------------------------

     (a)  Amendment and Termination.  The Board may terminate the Plan at any
          -------------------------
time. The Board may amend the Plan at any time in such respects as the Board may deem advisable; provided, that the following amendments shall require approval of the holders of a majority of the outstanding shares of the Company entitled to vote:

          (i) any change in the aggregate number of Shares which may be optioned and sold under the Plan, other than in connection with an adjustment under Section 11 of the Plan;

          (ii) any change in the designation of the class of Employees eligible to be granted Incentive Stock Options; or

          (iii) if the Company has a class of equity security registered under
     Section 12 of the Exchange Act at the time of such amendment, any change in the Plan which would materially increase the benefits accruing to participants under the Plan.

     (b)  Effect of Amendment or Termination.  The amendment or termination of
          ----------------------------------
the Plan shall not change in any way the rights and obligations under any Option which was granted to an Optionee prior to such amendment or termination, unless the Optionee shall have consented to such change in writing.

     13.  Conditions Upon Issuance of Shares.  No Options granted hereunder may
          ----------------------------------
be exercised and no Shares issuable upon exercise of such Options may be transferred unless and until the Board determines that such exercise/transfer will be made in compliance with all applicable laws, rules and regulations, including, without limitation, applicable securities laws, rules and regulations and the rules and regulations of any securities exchange or automated transaction reporting system on which the securities of the Company are listed or admitted to trading. The Company does not have any obligation to take any action to register or qualify Shares pursuant to applicable securities laws or to perfect an exemption from such registration/qualification requirements. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     14.  Reservation of Shares.  The Company, during the term of the Plan and
          ---------------------
each Option, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan and such Options. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15.  Option Agreement.  Options shall be evidenced by written option
          ----------------
agreements in such form as the Board shall approve, and shall contain, in the case of Incentive Stock Options, such provisions as shall be necessary for the Options to which such option agreements relate to qualify as to Incentive Stock Options.

     16.  Stockholder Approval.  If the Plan is adopted by action of the Board
          --------------------
of Directors prior to approval by the Company's stockholders, continuance of the Plan shall be subject to approval of the Plan by the stockholders of the Company within 12 months after the date on which the Plan is so adopted. With respect to any amendment of the Plan requiring approval of the Company's stockholders, such approval shall be obtained within 12 months before or after the date such amendment is adopted; provided, that if the Company has a class of equity security registered under Section 12 of the Exchange Act at the time of such amendment, such amendment shall not become effective until such approval has been obtained. If, after the Plan has been adopted, the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, the Plan and all amendments thereto since the Plan's adoption shall be submitted to the stockholders of the Company for their approval. Such approval shall be obtained at or prior to the first annual meeting of stockholders held subsequent to the first such registration of securities. Such approval of the stockholders, and their approval of any subsequent amendment to the Plan requiring their approval, shall be solicited: (i) substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder; or (ii) after the Company has furnished in writing to the stockholders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations then in effect under Section 14(a).

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